Subsequent events	12 Months Ended
Mar. 31, 2016
Subsequent events
Subsequent events

21. Subsequent events

        On July 15, 2016, Luxoft USA, Inc. completed the acquisition of INSYS Group, Inc. ("Insys"), an IT consulting provider focusing on advanced predictive analytics, business intelligence and data warehousing, digital marketing, and enterprise information management. Luxoft acquired all of the issued and outstanding shares of common stock of Insys for an initial payment of $37.9 million with the remaining amount payable being subject to certain revenue and EBITDA targets to be achieved by Insys for the six-month period ending December 31, 2016, and its 2017 and 2018 fiscal years. The total amount of contingent purchase consideration is not to exceed $33.5 million.

        Additionally, under the Purchase Agreement, certain managers of Insys are eligible for incentive payments under a management earnout participation plan in an amount of up to $7.0 million.